ORTHOVITA®

Architects of the New Biomaterials Age

NASDAQ

2011 Corporate Presentation : VITA Exhibit 99.1

This presentation contains forward-looking statements by Orthovita regarding our current expectations of future events that involve risks and uncertainties, including without limitation, our
VITOSS ™ , VITAGEL ™ , VITASURE ™ and CORTOSS ™ products and other aspects of our business.
Such statements are based on our current expectations and are subject to a number of substantial risks and uncertainties that could cause actual results or timeliness to differ materially from those addressed in the forward-looking statements.  Factors that may cause such a difference include, but are not limited to, our dependence on the commercial success of our approved products, the need to maintain regulatory approvals to sell our products, our ability to manage commercial scale manufacturing capability and capacity, our success in expanding our commercial product portfolio and distribution channel, competition and other risk factors listed from time to time in reports filed by
Orthovita with the Securities and Exchange Commission, including but not limited to risks described in our most recently filed Form 10-K under the caption “Risk Factors.” Further information about these and other relevant risks and uncertainties may be found in Orthovita’s filings with the
Commission, all of which are available from the Commission as well as from Orthovita upon request. Orthovita undertakes no obligation to publicly update any forward-looking statements.
Safe Harbor Statement

Positioned to be a leading provider of novel,
well researched Orthobiologics and Biosurgery
technologies for patients, surgeons and hospitals.
Positioned to be a leading provider of novel,
well researched Orthobiologics and Biosurgery
technologies for patients, surgeons and hospitals.

Key Investment Considerations
Strong Market Shares in Orthobiologics and Biosurgery
Market leader in synthetic bone graft substitute market with 33% share
Solid #3 position in hemostasis biosurgery market with opportunity to grow
Products differentiated by extensive research and data with clinical value propositions based on solid evidence-based medicine
Fully integrated operation for developing and manufacturing proprietary biomaterials
Commercial Capability
The only direct sales force solely focused on orthobiologics and biosurgery
80 to 85 direct sales representatives augmented by agents and distributors in
U.S.
10 direct sales representatives in U.K.; distributors in other OUS markets
Growth Opportunities
Aggressive product lifecycle management
Opportunities to expand product usage outside of traditional spine market
OUS expansion efforts
Direct selling organizations in select countries/expand distribution to new countries
Active new product pipeline development program
Incorporate current proprietary technologies into new product categories

ORTHOVITA®
Architects of the New Biomaterials Age™
Vitoss® BA
Vitoss® BA
FOAM PACK
Net Hydrated Volume
5 cc
ORTHOVITA

Vitoss®
Bone Graft Substitute

Vitoss® BA
Bioactive Bone Graft Substitute

FUSION

ORTHOVITA®
Architects of the New Biomaterials Age

5

US Bone Grafting Market 2010 - 1.7 MM Procedures *Millennium Research Group: US Markets for Orthopedic Biomaterials 2010 DBM BMPs Other Synthetics Stem Cells Autograft Allograft Chips

Vitoss®
Bone Graft Substitute
Vitoss® BA
Bioactive Bone Graft Substitute

ORTHOVITA
Architects of the New Biomaterials Age

US Synthetic Bone Graft Substitute Market 2010 – ~$150mm
ApaTech
Medtronic Spine
*Millennium Research  Group: Leading Competitors in the Global Synthetic BGS
Market 2010
Mastergraft
33%
16%
13%
35%
Synthes
10%
All Other
Synthetic BGSs

Vitoss Bone Graft Substitute – Value Proposition
Eliminates risks associated with autograft, allograft and BMPs
Provides all three key components for bone regeneration
*
:
Scaffold – Cells - Signals
Broadest product range in category
Equivalent efficacy to autograft, the gold standard
*
Multiple new product opportunities to speed bone
regeneration vs standard Vitoss
*
When used as directed with BMA

Anterior Cervical Arthrodesis Without Autograft, Allograft, or BMP-2: 75 Patients Treated with Beta-Tricalcium Phosphate Impregnated with Local Bone Marrow Aspirate.

Neill Marshall Wright MD; Wilson Zachary Ray MD
Washington University, School of Medicine
Department of Neurosurgery

A comparison of β-TCP+BMA vs. RhBMP-2 in anterior lumbar interbody fusion: A prospective, randomized trial with 1-year interim clinical and radiographic outcomes

Jeffrey R McConnell MD; Charis Mitchell MS
OAA Orthopaedic Specialists
PA Spine and Scoliosis Institute
www.oaaortho.com

ELSEVIER
The Spine Journal ■ (2008) ■
THE SPINE JOURNAL

Clinical Study

An analysis of noninstrumented posterolateral lumbar fusions performed in predominantly geriatric patients using lamina autograft and beta tricalcium phosphate

Eur Spine J
DOI 10.1007/s00586-008-0844-1

ORIGINAL ARTICLE

A level-1 pilot study to evaluate of ultraporous β-tricalcium phosphate as a graft extender in the posterior correction of adolescent idiopathic scoliosis

Thomas Lerner · Viola Bullmann · Tobias L. Schulte · Marc Schneider · Ulf Liljenqvist

ORIGINAL ARTICLE

A Preliminary Study of the Efficacy of Beta Tricalcium Phosphate as a Bone Expander for Instrumented Posterolateral Lumbar Fusions

Nancy E. Epstein, MD

ORTHOVITA
Architects of the New Biomaterials Age

9 The most pre-clinical and clinical research of any product in its class Vitoss Comparative Effectiveness

Vitoss Franchise Market Leadership
Early Market Entry – January
2002
Over 300,000 implantations
Most extensive bibliography in
its class
Covers majority of non-
structural bone grafting
indications
20 studies in spine with 800
patients
Extend Reach into BMP Market
Demonstrated effectiveness
with lower procedural cost
Vitoss BA2X enhances
conversion rationale
Leader in technology innovation

Fusion Product Pipeline
Vitoss BA2X
BMA Concentration**
Vitoss BA Bimodal**
Vitoss Platform
Development Preclinical Clinical Regulatory
Bioactive Inter-body device**
BA PEEK – New Platform
Preclinical Clinical Regulatory
$1.6B Bone Graft Market
$2.5B Inter-body Fusion Market ~$1B PEEK
FDA Cleared; Expected
Q1/11 Launch
In FDA discussion
File 510(k) Q1/11*
Development
*Obtain clarity on regulatory pathway, IDE requirement
**Device has not received regulatory clearance or approval

FAST ACTING
SUSTAINED RELEASE

BA Foam Pack
FM-03
Si Concentration (ppm)
Days
0
100
200
300
400
500
600
700
0
5
10
15
20
25

ORTHOVITA®
Architects of the New Biomaterials Age

Vitoss BA Bimodal
More Bioactivity
– After immersion in simulated
body fluid for 7 days, shows
greater surface area coverage
of calcium phosphate*.
*
Calcium phosphate coverage (bioactivity) is
indicative of ability for in vivo
bone
bonding
More Ion Release
– Dissolution studies
show faster release of
sodium and silicon
ions after 21 days
exposure to
physiologic conditions.
BA Foam
Bimodal

Bioactive PEEK (Cervical Interbody Fusion Device in development phase)

Pre-clinical In vivo Study-Bone Bonding at 6 months BA PEEK w/ BA Foam Zoom section T

Vitoss Strategy
Position Vitoss BA and BA2X as premium products with strong
value proposition compared to BMP
Aggressively price Vitoss classic and morsel products to better access price-sensitive end of market
Develop Vitoss Bone Graft Systems Approach
Broaden portfolio of bone graft products to address hospitals’
desire for fewer vendors
Expand sales reach outside of spine
Revision total joints
Extremities, especially foot and ankle
Trauma and tumor

1
2
3
4
5ml

Vitagel®

Surgical Hemostat

Vitasure™

Absorbable Hemostat

HEMOSTASIS

ORTHOVITA®
Architects of the New Biomaterials Age

16

Vitagel®
Surgical Hemostat

Vitasure™
Absorbable Hemostat

ORTHOVITA®
Architects of the New Biomaterials Age

Floseal
®
Tisseel
®
Coseal
®
Surgiflo™
Evicel™
Bioglue
®
Hemostase™
Orthovita Hemostat Market 2008 – $500 Million
*2008, Millennium Research Group “US Market for Surgical Hemostats, Internal Tissue Sealants and Adhesion Barriers, 2008"; Cryolife 2008 Year End
Earnings.
Orthovita has distribution rights for Vitasure in spine and orthopedic applications.
Baxter
Cryolife
Ethicon
Platelet Gels

Controls Bleeding, Facilitates Healing:
Only hemostat with the combination of microfibrillar collagen, thrombin and the patient’s own plasma; supports hemostasis and fibroblast attachment
Knee Arthroplasty Research:
Less drainage, reduced transfusion
Animal Research:
Less adhesions, faster healing

Hemostasis Franchise – Value Proposition
Safety:
Plant based technology eliminates many of the safety issues
associated with thrombin based competitors (FloSeal, Baxter)
Ease-of-Use:
Always ready, easy-to-use, and inexpensive
Vitagel Surgical Hemostat
Vitasure Absorbable Hemostat

Pipeline Delivery - Biosurgery
New delivery system
Flowable hemostat (OV
collagen)
VitaPrep™ plasma device
Surgical Hemostats*
Preclinical Clinical Regulatory
>$500M Hemostasis Market (>60% flowable)
$2B+ Soft-tissue Market
*These devices have not received regulatory clearance or approval
Expected 2H 2011 Launch
Expected 1H 2012 Launch
FDA IDE filing planned for Q4 2011
Development

ORTHOVITA
Vitoss BA
FOAM PACK

ORTHOVITA
Architects of the New Biomaterials Age

Bone Marrow Concentration – Vector for cross selling
Establishes a key cross-selling linkage between Vitoss and Vitagel platforms
Installed base of centrifuges used for for Vitagel and Vitoss (marrow).
Dual utilization within OR increases visibility and efficiency.
In development; no regulatory clearance has been obtained.

Biosurgery Strategy
Leverage and cross-sell into all Vitoss hospital accounts
Access via existing relationships in spine/ortho
New marketing materials directed to other specialties
Ob/Gyn, vascular, joint surgeries
Leverage “facilitates healing” claim
Hire biosurgery specialist sales reps in high potential markets
Improve manufacturing efficiencies and gross margins
Better sourcing of key raw materials
Develop additional biosurgery products to leverage collagen facility
Developing a flowable hemostat to access a significant market segment and leverage collagen facility

Cortoss™

Bone Augmentation Material

FIXATION

ORTHOVITA®
Architects of the New Biomaterials Age

22

Cortoss Bone Augmentation Material
An injectable, bioactive
composite that mimics the
mechanical properties of
human cortical bone
First FDA-cleared alternative
to polymethylmethacrylate
(PMMA) cement for use in
vertebral augmentation
procedure
Indicated for the fixation of
pathological fractures of the
vertebral body using vertebral
augmentation
Patent protected to 2022

Cortoss Strategy
Develop kyphoplasty cavity creation devices
Aliquot Directional Bone Tamp, then Aliquot Balloon Tamp
Provide complete offering for physician and facility preference
Develop new indications for Cortoss material
Targeting neuro/ortho applications in the inpatient OR for sales force synergy
Cranioplasty first target indication, ongoing discussions with FDA
Add independent agents for outpatient/IR market
Different focus and call pattern than is optimal for our DSR’s
Enhance focus and specialization within sales force

Pipeline Delivery - Fixation
Label expansion 1: cranial
repair**
Aliquot Balloon Bone Tamp**
Aliquot Directional Bone Tamp*
Cortoss Pipeline
Preclinical Clinical Regulatory
$500M VCF Market
$500M “Outside of VCF” Markets including…
$100M + Cranial repair market
*  Class I exempt device
**These devices have not received regulatory clearance or approval
Expected launch 1H 2011
Regulatory clearance
expected 1H 2012
Regulatory clearance
expected 1H 2012
Development

Aliquot Directional Bone Tamp
The Aliquot Directional Bone Tamp is intended to create preferential flow channels in existing spinal bone structure prior to a vertebral augmentation procedure.  These channels can provide directional filling of bone cement.
Aliquot Directional Bone Tamp
X-rays from device verification
testing in sheep spine

Aliquot™

ORTHOVITA®
Architects of the New Biomaterials Age

Inflatable Bone Tamp A balloon catheter that will allow customers to perform balloon-assisted vertebroplasty with Cortoss bone cement. Cavity creation device - balloons

Differentiating Core Capabilities – R&D and Manufacturing
Fully integrated development engine
In-house capabilities from concept through commercial manufacturing of highly complex biomaterials products
Scientists and engineers with focus in biomaterials, bioengineering and chemistry
Special expertise in ceramics, polymers, composites, collagen protein
World class aseptic manufacturing facility
High level clean room and isolators for sterile manufacture and fill
Manufacture of complex biomaterials products which cannot be terminally sterilized
2010 FDA clearance of only pepsinized collagen facility in U.S.
Ultra pure, bovine-derived collagen
All manufacturing capability is highly scalable without additional investment

Vitagel Aseptic Manufacturing - Isolator

Orthovita Collagen Extraction Facility

Differentiating Core Capabilities – Commercial Organization
Hybrid U.S. Sales Organization
Highly focused orthobiologics and biosurgery sales organization
Strong command and control of 80 to 85 direct sales
representatives
Extend revenue base with low risk from 60+ distributors and
agents
Cross selling opportunity
Adjacent specialized selling opportunity
Commercial Expansion in OUS Markets
Strong results from 2009 launch of direct sales force in U.K.
In process of selecting next direct market
NEW OUS leadership focused on expanding current network of
distributors to high growth markets

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27-02
13-03
27-03
10-04
24-04
08-05

ORTHOVITA®
Architects of the New Biomaterials Age

32 Financial Overview

Financial Summary
1 2007 Net loss includes a $16.6mm charge for the repurchase of a royalty obligation
Dollars in Millions
2007 2008 2009 2010 Guidance
Sales
Gross Margin
SG&A Expense
R&D Expense
Operating Loss
Net Loss
Cash at September
30, 2010
$58.0 $76.9
65% 66% 68%
$92.9 $94.0 to $96.0
$(1.0) to $(2.0)
$44.6
$6.4
$(13.7)
$(29.9) $(10.8)
$(9.2)
$6.7
$53.5 $57.2
$6.8
$(1.1)
$(3.9)
$20.9
1

ORTHOVITA®

Architects of the New Biomaterials Age

THANK YOU